                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 2008


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                       0-28032                   52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
           ----------------------------------------------------------
               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01    OTHER EVENTS
             ------------

      On June 19, 2008, the Board of Directors of Patapsco Bancorp, Inc. declared a cash dividend of $0.07 per share to stockholders of record as of the close of business on July 3, 2008, with a payment date on or about July 25, 2008. A copy of the press release announcing the dividend is included as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable.

      (b) Pro Forma Financial Information: Not applicable.

      (c) Shell Company Transactions: Not applicable.

      (d) Exhibits

          Number            Description
          ------            -----------

          99.1              Press Release dated June 19, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         PATAPSCO BANCORP, INC.



Date:  June 19, 2008                     /s/ Michael J. Dee
                                         ---------------------------------------
                                         Michael J. Dee
                                         President and Chief Executive Officer